Supplement to:

                   Calvert First Government Money Market Fund

                                   Prospectus
                              dated March 31, 1998

                   Date of this Supplement: January 22, 1999


         Shareholders in the Calvert First Government Money Market Fund are currently voting on various changes to the Fund, pursuant to a proxy statement mailed this week. Shareholders are being asked to vote to:

          elect the Fund's current Board of Trustees;

          approve changes to the investment restrictions to delete policies previously required by state law or which otherwise are not required to be fundamental, and to revise other restrictions;

          approve a new investment advisory agreement with Calvert Asset Management Company, Inc. ("CAMCO"), the investment advisor; and

          ratify the current auditors, PricewaterhouseCoopers.


         Please be aware that discussion of these matters in the March 31, 1998 Prospectus and the Statement of Additional Information will be modified accordingly, depending on the outcome of the shareholder vote.